Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the period ended April 30, 2014 of America’s Car-Mart, Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, William H. Henderson, President and Chief Executive Officer of the Company, and Jeffrey A. Williams, Vice President Finance and Chief Financial Officer of the Company, certify in our capacities as officers of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	\s\ William H. Henderson
William H. Henderson President and Chief Executive Officer June 10, 2014

By:	\s\ Jeffrey A. Williams
Jeffrey A. Williams Vice President Finance, Chief Financial Officer and Secretary June 10, 2014